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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 25, 2008

UGoldRich Mining Company

(Exact Name of Registrant as Specified in its Charter)

Alaska	001-06412	91-0742812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3412 S Lincoln Drive, Spokane WA	99203-1650
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: U(509) 624-5831

UN/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

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Item 8.01  Other Events

On August 25, 2008, Goldrich Mining Company (“Goldrich” or “the Company”) reported drill results completed at the La Jarra zone of the Marisol bulk-tonnage gold prospect in northern Sonora, Mexico. The diamond-core drill holes are the last two drill holes of a ten-hole program evaluating the grade and continuity of mineralization at the property.

The La Jarra zone is within the concessions controlled by Goldrich, through its Mexico subsidiary Minera LSG, S.A. de C.V. The area is located approximately 1,700 meters (approximately 1 mile) southwest of the Marisol area and includes several small underground workings. La Jarra is situated proximal to a major northeast/southwest-trending structure that separates Jurassic volcanic rocks (on the northwest side) from mineralized calcareous and siliciclastic sediments (on the southeast side). This same structure hosts several small underground workings in the Marisol area.

The table below presents the gold and silver values realized from the La Jarra area drill holes.

DRILL HOLE	FROM meters	TO meters	INTERVAL	Au g/ tonne	Au oz/short ton	Ag g/ tonne	Ag oz/ short ton
			meters (feet)
MAR-9	21.55	31.45	9.9 (32.48)	0.115	0.003	2.47	0.1
	37.65	54.3	16.65 (54.6)	0.337	0.010	39.49	1.2
*including:	50.3	51.5	1.2 (3.94)	3.720	0.109	524.00	15.3
*	interval includes 12.25% Pb (lead)
MAR-10	8.25	11.25	3.0 (9.84)	0.228	0.007	2.45	0.1

Eight drill holes completed earlier at the Marisol area tested 330 meters (1,080 feet) of strike length along the Marisol structure. The holes were reported in the Company’s June 30, 2008 press release. In that press release, the calculation for gold converted from grams per tonne to ounces per short ton, was in error. The table below sets forth the corrected calculation for gold in ounces per short ton.

DRILL HOLE	FROM meters	TO meters	INTERVAL meters (feet)	Au g/ tonne	Corrected Au oz/ short ton
MAR-1	25.5	28.5	3.0 (9.84)	3.060	0.089
	135.95	139	3.05 (10.00)	0.206	0.006

MAR-2	36.7	42.55	5.85 (19.19)	0.566	0.017

MAR-3	31.3	42.35	11.05 (36.25)	1.628	0.047
including:	35.45	40.8	5.35 (17.55)	2.620	0.076

MAR-4	58.85	64.45	5.6 (18.37)	3.784	0.110
including:	60.3	63.25	2.95 (9.68)	5.450	0.159
	127.55	133.55	6.0 (19.69)	0.647	0.019

DRILL HOLE	FROM meters	TO meters	INTERVAL meters (feet)	Au g/ tonne	Corrected Au oz/ short ton
MAR-5	31.5	39.0	7.5 (24.61)	1.486	0.043
including:	36.0	37.5	1.5 (4.92)	4.110	0.120
	166.7	173.65	6.95 (22.80)	0.124	0.004

MAR-6	46.5	52.5	6.0 (19.69)	0.530	0.015
	76.45	83.35	6.9 (22.64)	0.845	0.025
including:	80.3	81.5	1.20 (3.94)	3.530	0.103
	139.5	157.5	18.0 (59.06)	0.274	0.008
including:	154.5	156.0	1.5 (4.92)	2.550	0.074

MAR-7	Drilled short of target depth; no significant intercepts.

MAR-8	84.0	87.0	3.0 (9.84)	0.433	0.013
	165.0	171.0	6.0 (19.69)	0.297	0.009

Table of drill core assay results for holes MAR-1 through MAR-8,

showing corrected values for gold in oz/short ton.

For additional information, please see the press release, incorporated herein as exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  - Press Release, August 25, 2008

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoldRich Mining Company (Registrant)
Dated: August 25, 2008	By: /s/ Ted Sharp
Ted Sharp Chief Financial Officer